UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  August 1, 2018

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-36033 (Commission File Number)	98-1226628 (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2018, Theravance Biopharma, Inc. issued a press release and is holding a conference call regarding its financial results for the quarter ended June 30, 2018 and a business update.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and a copy of materials that will accompany the call is furnished as Exhibit 99.2 to this Current Report.

The information in Item 2.02 and in Item 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On August 1, 2018, the Company issued a press release announcing positive top-line four-week results from a Phase 2 clinical trial of TD-9855, an investigational, once-daily norepinephrine and serotonin reuptake inhibitor (NSRI) in development for the treatment of patients with symptomatic neurogenic orthostatic hypotension (nOH).  A copy of the press release is furnished as Exhibit 99.3 hereto and incorporated by reference into this Current Report on Form 8-K.

The information in Item 8.01 and in Exhibit 99.3 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 1, 2018

99.2	Slide deck entitled 2Q 2018 Financial Results and Business Update dated August 1, 2018

99.3	Press Release Dated August 1, 2018 (Reporting Positive Top-Line Four-Week Data from Phase 2 Trial of TD-9855 for the Treatment of Symptomatic Neurogenic Orthostatic Hypotension)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 1, 2018

99.2	Slide deck entitled 2Q 2018 Financial Results and Business Update dated August 1, 2018

99.3	Press Release Dated August 1, 2018 (Reporting Positive Top-Line Four-Week Data from Phase 2 Trial of TD-9855 for the Treatment of Symptomatic Neurogenic Orthostatic Hypotension)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: August 1, 2018	By:	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and Chief Financial Officer